Exhibit 10.9

September 21, 2023

Sorrento Therapeutics, Inc.

4955 Directors Place

San Diego, CA 92121

Attention: Mohsin Y. Meghji

Re: Assumption and Assignment of Legal Fees and Expenses

Ladies and Gentlemen:

Reference is hereby made to that certain Stock Purchase Agreement, dated as of September 19, 2023, by and between Scilex Holding Company, a Delaware corporation (“Scilex”), and Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”) (as may be amended or restated from time to time, the “Purchase Agreement”). Each capitalized term used in this letter (the “Letter Agreement”) but not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement.

Pursuant to and in accordance with Section 1 of the Purchase Agreement, Sorrento hereby assigns, and Scilex hereby irrevocably and unconditionally assumes, all of the obligations of Sorrento to Paul Hastings LLP for those legal fees and expenses reflected in Paul Hasting LLP’s proof of claim #238 filed with the Bankruptcy Court (attached hereto as Exhibit A) in the amount of $12,249,244.09 (the “Obligations”). Scilex and Paul Hastings LLP each hereby agree and acknowledge that the Obligations shall be the sole responsibility of Scilex.

Except as expressly set forth herein, this Letter Agreement will not amend, modify or otherwise affect the terms and conditions of the Purchase Agreement, which will remain in full force and effect in accordance with the terms thereof.

This Letter Agreement may be executed electronically and in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

Sincerely,

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name: Jaisim Shah
Title: Chief Executive Officer and President

[Signature Page to Scilex Assumption of Fees Letter Agreement]

ACKNOWLEDGED AND AGREED:

SORRENTO THERAPEUTICS, INC.

By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chief Restructuring Officer

The undersigned hereby consents to the assignment and assumption of the Obligations as set forth above.

Paul Hastings LLP

/s/ Paul Hastings LLP